AMENDMENT NO. 3 TO AMENDED AND RESTATED
LOAN AGREEMENT

        THIS AMENDMENT NO. 3 TO AMENDED AND RESTATED LOAN AGREEMENT (this “Amendment”), dated as of December 10, 2002, is entered into by and between Coast Hotels and Casinos, Inc., a Nevada corporation (“Borrower”) and Bank of America, N.A. as Administrative Agent (“Agent”) for itself and for the other Lenders.

RECITALS

A.     Borrower, Agent and the Lenders are parties to that certain Amended and Restated Loan Agreement, dated as of September 16, 1999 (as amended, the “Loan Agreement”).

B.     Borrower has financed the acquisition of an Aircraft with the proceeds of Loans made under the Loan Agreement and wishes to incur Indebtedness outside of the Loan Agreement (the “Aircraft Loan”), the proceeds of which are to be used solely to refinance such Loans. Borrower has requested that the Agent and the Lenders permit the Aircraft Loan as Refinanced Purchase Money Indebtedness (as hereinafter defined) under Section 6.10(c) of the Loan Agreement.

C.     Borrower has also requested that Agent and the Lenders amend the Loan Agreement as set forth herein and Agent and the Lenders are willing to do so on the terms and conditions hereinafter set forth.

        NOW, THEREFORE, the parties hereby agree as follows:

1.     Defined Terms. Any and all initially capitalized terms set forth without definition in this Amendment (including, without limitation, in the recitals hereto) shall have the respective meanings ascribed thereto in the Loan Agreement.

2.     Aircraft Loan. The Lenders hereby agree that the Aircraft Loan shall be “Refinanced Purchase Money Indebtedness” for purposes of the Loan Agreement, including, without limitation, Section 6.10(c) thereof.

3.     Section 1.1 (Defined Terms). Section 1.1 of the Loan Agreement is hereby amended by adding the following definition in the appropriate alphabetical order:

        “Refinanced Purchase Money Indebtedness” means Indebtedness incurred solely for the purpose of refinancing purchase money Indebtedness provided that such refinancing Indebtedness is incurred within 180 days of the date of the acquisition, construction or improvement of the personal Property financed by such purchase money Indebtedness;".

4.     Section 6.10 (Indebtedness and Contingent Obligations). Section 6.10(c) of the Loan Agreement is amended and restated in its entirety as follows:

    “(c)        purchase money Indebtedness, Refinanced Purchase Money Indebtedness and Capital Lease Obligations incurred when no Default or Event of Default has occurred and remains continuing provided that the aggregate amount of such purchase money Indebtedness, Refinanced Purchase Money Indebtedness and Capital Lease Obligations outstanding at any time does not exceed $25,000,000 and Swap Agreements relating to such Indebtedness;".

5.	Conditions Precedent. The effectiveness of this Amendment is subject to the prior satisfaction of each of the following conditions:

(a)	Agent shall have received this Amendment, duly executed by Borrower;

(b)	Agent shall have received an acknowledgment, in the form attached hereto as Exhibit A, from the Guarantor; and

(c)	Agent shall have received a written consent from each of the Required Lenders, substantially in the form of Exhibit B.

6.	Reaffirmation of Loan Agreement; No Default; No Defenses; etc. Borrower hereby reaffirms the Loan Agreement and its obligations to Agent and Lenders thereunder. Borrower represents and warrants that there are no outstanding Events of Default under the Loan Agreement. Borrower acknowledges that Agent and Lenders have fully complied with their respective obligations under the Loan Agreement and that Borrower has no defenses to the validity, enforceability or binding effect of the Loan Agreement.

7.	Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which when so executed and delivered shall be deemed an original and all of which when taken together, shall constitute but one and the same instrument.

8.	Otherwise Not Affected. In the event of any conflict or inconsistency between the Loan Agreement and the provisions of this Amendment, the provisions of this Amendment shall govern. Except to the extent set forth herein, the Loan Agreement shall remain unaltered and in full force and effect.

[Signature Pages Follow] IN WITNESS WHEREOF, the parties hereto have executed this Amendment by their respective duly authorized officers as of the date first above written.

BORROWER: COAST HOTELS AND CASINOS, INC.
By:	/s/ Gage Parrish

Title:

ADMINISTRATIVE AGENT: BANK OF AMERICA, N.A. as Administrative Agent
By:	/s/ Janice Hammond
Janice Hammond
Title:	Vice President

EXHIBIT A

ACKNOWLEDGMENT OF GUARANTOR

        In order to induce Agent to execute the Amendment No. 3 to Amended and Restated Loan Agreement (the “Amendment”) of even date herewith, amending the Amended and Restated Loan Agreement, dated as of September 16, 1999, among Coast Hotels and Casinos, Inc., Bank of America, N.A., as Administrative Agent (the “Agent”) and each of the Lenders from time to time party thereto, as set forth therein (as amended, the “Loan Agreement”), and to induce the Lenders to consent to the Amendment, the undersigned hereby represents, warrants and agrees that the undersigned has reviewed and approved the Amendment and that nothing contained therein shall diminish, alter, amend or otherwise affect the undersigned’s obligations to Agent, for the benefit of Lenders, under the Guaranty dated March 18, 1999 (the “Guaranty”) made by the undersigned in favor of Agent for the benefit of the Lenders. The undersigned further confirms that the Guaranty shall continue in full force and effect and agrees that it shall continue to be liable under such Guaranty in accordance with the terms thereof. The undersigned further confirms that it has no defense, counterclaim or offset right whatsoever with respect to its obligations under the Guaranty. Any and all initially capitalized terms set forth in this Acknowledgment of Guarantor shall have the respective meanings ascribed thereto in the Loan Agreement, as amended by the Amendment.

         Dated this 8th day of January, 2003.

"Guarantor" COAST RESORTS, INC., a Nevada corporation
By:	/s/ Gage Parrish
Name:	Gage Parrish
Title:	Vice President and Chief Financial Officer

EXHIBIT B

CONSENT OF LENDER

        This Consent is delivered with reference to the proposed Amendment No. 3 to Amended and Restated Loan Agreement (the “Amendment”) of even date herewith, amending the Amended and Restated Loan Agreement, dated as of September 16, 1999, among Coast Hotels and Casinos, Inc., Bank of America, N.A., as Administrative Agent (the “Agent”) and each of the Lenders from time to time party thereto, as set forth therein (as amended, the “Loan Agreement”). The undersigned hereby consents to the execution, delivery and performance of the Amendment substantially in the form presented to the undersigned as a draft.

Bank of America, N.A.
[Name of Lender]
By:	/s/ Marilyn Yang
Name:	Marilyn Yang
Title:	Vice President
Dated:	December 31, 2002

EXHIBIT B

CONSENT OF LENDER

        This Consent is delivered with reference to the proposed Amendment No. 3 to Amended and Restated Loan Agreement (the “Amendment”) of even date herewith, amending the Amended and Restated Loan Agreement, dated as of September 16, 1999, among Coast Hotels and Casinos, Inc., Bank of America, N.A., as Administrative Agent (the “Agent”) and each of the Lenders from time to time party thereto, as set forth therein (as amended, the “Loan Agreement”). The undersigned hereby consents to the execution, delivery and performance of the Amendment substantially in the form presented to the undersigned as a draft.

BANK OF SCOTLAND
[Name of Lender]
By:	/s/ Joseph Fratus
Name:	Joseph Fratus
Title:	First Vice President
Dated:	Jan. 6, 2003

EXHIBIT B

CONSENT OF LENDER

        This Consent is delivered with reference to the proposed Amendment No. 3 to Amended and Restated Loan Agreement (the “Amendment”) of even date herewith, amending the Amended and Restated Loan Agreement, dated as of September 16, 1999, among Coast Hotels and Casinos, Inc., Bank of America, N.A., as Administrative Agent (the “Agent”) and each of the Lenders from time to time party thereto, as set forth therein (as amended, the “Loan Agreement”). The undersigned hereby consents to the execution, delivery and performance of the Amendment substantially in the form presented to the undersigned as a draft.

THE CIT GROUP/EQUIPMENT FINANCING, INC.
[Name of Lender]
By:	/s/ Katie J. Saunders
Name:	Katie J. Saunders
Title:	Senior Credit Analyst
Dated:	January 10, 2003

EXHIBIT B

CONSENT OF LENDER

        This Consent is delivered with reference to the proposed Amendment No. 3 to Amended and Restated Loan Agreement (the “Amendment”) of even date herewith, amending the Amended and Restated Loan Agreement, dated as of September 16, 1999, among Coast Hotels and Casinos, Inc., Bank of America, N.A., as Administrative Agent (the “Agent”) and each of the Lenders from time to time party thereto, as set forth therein (as amended, the “Loan Agreement”). The undersigned hereby consents to the execution, delivery and performance of the Amendment substantially in the form presented to the undersigned as a draft.

Comerica West Incorporated
[Name of Lender]
By:	/s/ Eion Collins
Name:	Eion Collins
Title:	NP
Dated:	January 10, 2003

EXHIBIT B

CONSENT OF LENDER

        This Consent is delivered with reference to the proposed Amendment No. 3 to Amended and Restated Loan Agreement (the “Amendment”) of even date herewith, amending the Amended and Restated Loan Agreement, dated as of September 16, 1999, among Coast Hotels and Casinos, Inc., Bank of America, N.A., as Administrative Agent (the “Agent”) and each of the Lenders from time to time party thereto, as set forth therein (as amended, the “Loan Agreement”). The undersigned hereby consents to the execution, delivery and performance of the Amendment substantially in the form presented to the undersigned as a draft.

First Hawaiian Bank
[Name of Lender]
By:	/s/ Seydou Diallo
Name:	Seydou Diallo
Title:	Media Fiance Officer
Dated:	January 8, 2003

EXHIBIT B

CONSENT OF LENDER

        This Consent is delivered with reference to the proposed Amendment No. 3 to Amended and Restated Loan Agreement (the “Amendment”) of even date herewith, amending the Amended and Restated Loan Agreement, dated as of September 16, 1999, among Coast Hotels and Casinos, Inc., Bank of America, N.A., as Administrative Agent (the “Agent”) and each of the Lenders from time to time party thereto, as set forth therein (as amended, the “Loan Agreement”). The undersigned hereby consents to the execution, delivery and performance of the Amendment substantially in the form presented to the undersigned as a draft.

Hibernia National Bank
[Name of Lender]
By:	/s/ Chris Haskew
Name:	Chris Haskew
Title:	Vice President
Dated:	December 31, 2002

EXHIBIT B

CONSENT OF LENDER

        This Consent is delivered with reference to the proposed Amendment No. 3 to Amended and Restated Loan Agreement (the “Amendment”) of even date herewith, amending the Amended and Restated Loan Agreement, dated as of September 16, 1999, among Coast Hotels and Casinos, Inc., Bank of America, N.A., as Administrative Agent (the “Agent”) and each of the Lenders from time to time party thereto, as set forth therein (as amended, the “Loan Agreement”). The undersigned hereby consents to the execution, delivery and performance of the Amendment substantially in the form presented to the undersigned as a draft.

U.S. Bank
[Name of Lender]
By:	/s/ Ryan Stipe
Name:	Ryan Stipe
Title:	Assistant Vice President
Dated:	January 9, 2003

EXHIBIT B

CONSENT OF LENDER

        This Consent is delivered with reference to the proposed Amendment No. 3 to Amended and Restated Loan Agreement (the “Amendment”) of even date herewith, amending the Amended and Restated Loan Agreement, dated as of September 16, 1999, among Coast Hotels and Casinos, Inc., Bank of America, N.A., as Administrative Agent (the “Agent”) and each of the Lenders from time to time party thereto, as set forth therein (as amended, the “Loan Agreement”). The undersigned hereby consents to the execution, delivery and performance of the Amendment substantially in the form presented to the undersigned as a draft.

Wells Fargo Bank
[Name of Lender]
By:	/s/ Rick Bokum
Name:	Rick Bokum
Title:	VP
Dated:	January 14, 2003

EXHIBIT B

CONSENT OF LENDER

        This Consent is delivered with reference to the proposed Amendment No. 3 to Amended and Restated Loan Agreement (the “Amendment”) of even date herewith, amending the Amended and Restated Loan Agreement, dated as of September 16, 1999, among Coast Hotels and Casinos, Inc., Bank of America, N.A., as Administrative Agent (the “Agent”) and each of the Lenders from time to time party thereto, as set forth therein (as amended, the “Loan Agreement”). The undersigned hereby consents to the execution, delivery and performance of the Amendment substantially in the form presented to the undersigned as a draft.

West Coast Bank
[Name of Lender]
By:	/s/ Tim Johnson
Name:	Tim Johnson
Title:	Vice President
Dated:	January 10, 2003